EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Corporate Security Consultants, Inc. (the “Company”) on Form 10-K for the period ended Dec. 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 9, 2010

/s/ Lawrence E. Schreiber

Lawrence E. Schreiber

Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Corporate Security Consultants, Inc. and will be retained by Corporate Security Consultants, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.